UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 28, 2004
 Date of Report (Date of earliest event reported):

8X8, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21783	77-0142404
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2445 Mission College Blvd.
Santa Clara, CA    95054
(Address of principal executive offices including zip code)

(408) 727-1885
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1    Press Release dated July 28, 2004.

Item 12. Results of Operations and Financial Condition.

On July 28, 2004, 8x8, Inc. ("8x8") announced its financial results for the first quarter of its fiscal year ending March 31, 2005. A copy of 8x8's press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 28, 2004

8X8, INC.

By:	/s/ JAMES SULLIVAN

James Sullivan
Chief Financial Officer, Vice President of Finance and Secretary

INDEX TO EXHIBITS

Exhibit	Description
99.1*	Press release dated July 28, 2004

*    Also provided in PDF format as a courtesy.